Exhibit 32


                            CERTIFICATION PURSUANT TO
                           --------------------------
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Quarterly Report of Form 10-Q for the Quarter Ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.



Date: August 13, 2003                             /s/ Peter C. Nelson
                                                  ------------------------------
                                                  PETER C. NELSON
                                                  Chief Executive Officer
                                                  California Water Service Group



Date: August 13, 2003                             /s/  Richard D. Nye
                                                  ------------------------------
                                                  RICHARD D. NYE
                                                  Chief Financial Officer
                                                  California Water Service Group

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